UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2024

Kennedy Lewis Capital Company
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01603	88-6117755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Liberty St. Suite 4210
New York, New York 10281
(Address of Principal Executive Offices, Zip Code)

(212) 782-3842
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 3.02.	Unregistered Sale of Equity Securities.

On January 2, 2024, Kennedy Lewis Capital Company (the “Company”) sold 94,983 unregistered shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) (with the final number of Common Shares issued being determined on January 25, 2024) pursuant to subscription agreements entered into with participating investors for aggregate consideration of $1,950,000.

The Common Shares were sold in a private placement in the United States under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder (the “Private Offering”).

Item 8.01.	Other Events.

Net Asset Value

As of December 31, 2023, the net asset value per share of the Common Shares was $20.53*.

As of December 31, 2023, the Company’s aggregate net asset value was $221,386,061* and the fair value of the Company’s investment portfolio was $352,082,124*.

Status of Private Offering

The following table lists the Common Shares issued and total consideration for the Private Offering as of the date of this filing. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Common Shares	10,601,883	$210,883,800

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The net asset value per share of the Common Shares as of December 31, 2023, the number of Common Shares issued as of January 25, 2024 based on the December 31, 2023 net asset value, and the fair value of the Company’s investment portfolio as of December 31, 2023 are preliminary estimates based on the Company’s preliminary determinations and current expectations, and such information is inherently uncertain. These preliminary figures are subject to completion of the Company’s customary year-end closing and review procedures and third-party audit, including the determination of the fair value of the Company’s portfolio investments. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during the Company’s year-end closing and review procedures and third-party audit, and the Company’s reported information in its Annual Report on Form 10-K for the year ended December 31, 2023 may differ from this information, and any such differences may be material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company
Dated: January 31, 2024
	By:	/s/ Anthony Pasqua
	Name:	Anthony Pasqua
	Title:	Chief Financial Officer